UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 4, 2005

MOLECULAR IMAGING CORPORATION

A Delaware Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-27725	11-2787966
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

9530 Towne Centre Drive, Suite #120

San Diego, California 92121

(Address of principal executive offices)

(858) 642-0032

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Dennis Mulroy has resigned as the Chief Financial Officer of Molecular Imaging Corporation (the “Company”) effective as of November 4, 2005. Mr. Mulroy resigned to pursue another opportunity and his resignation is not due to any disagreements with the Company. Mr. Mulroy has agreed to assist the Company on a transitional basis with respect to ongoing projects. The Company has also retained The Goode Company to provide financial consulting services on an interim basis while the Company seeks a chief financial officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOLECULAR IMAGING CORPORATION

Dated: November 10, 2005	By:	/s/ Kenneth C. Frederick
Kenneth C. Frederick,
Chief Executive Officer